SETTLEMENT AGREEMENT AND GENERAL RELEASE

1. **Parties**. The Parties to this settlement and general release (the "Agreement") are RGC International Investors, LDC ("RGC"), Rose Glen Capital Management, L.P., Wayne D. Bloch, Gary S. Kaminsky and Steve Katznelson (such individuals, collectively with RGC and Rose Glen Capital Management, L.P., the "Rose Glen Defendants") and ATSI Communications, Inc. ("ATSI").

2. **Purpose**. The purpose of this Agreement is to set forth the terms on which the Parties agree to settle all issues among the Rose Glen Defendants and ATSI, including but not limited to those issues set out in the lawsuits captioned RGC International Investors, LDC v. ATSI Communications, Inc., Civil Action No. 2810-VCP, in the Court of Chancery of the State of Delaware in and for New Castle County (the "Delaware Action") and ATSI Communications, Inc. v. The Shaar Fund, Ltd., et al., Case No. 02-CV-8726 (LAK) in the United States District Court for the Southern District of New York, affirmed, No. 05-5132-cv(CON) (2d. Cir) (the "New York Action").

3. **Payment to RGC**. At the same time that the Parties sign this Settlement Agreement, ATSI shall pay to RGC by wire transfer to Northern Trust International Banking, ABA No.: 026-0011-22, Account Name: RGC International Investors, LDC, Account No.: 107946-20010, the sum of $175,000 (one hundred seventy-five thousand dollars) (the "Cash Payment").

4. **Cancellation of Shares**. When RGC receives the Cash Payment, the certificates representing the 1,170 shares of ATSI 6% Series E Cumulative Preferred Stock ("Preferred Stock" or "Preferred Shares") held by RGC will be deemed void, null & void, and cancelled, and may be cancelled by ATSI. Further, RGC will use reasonable efforts to locate and return such Preferred Stock to ATSI upon its receipt of the Cash Payment. RGC represents it owns no other preferred stock or preferred shares in ATSI other than what is subject to cancellation upon its receipt of the Cash Payment. Further, upon its receipt of the Cash Payment, RGC agrees it shall have no further rights in the Certificate of Designations, Preferences And Rights of 6% Series E Cumulative Convertible Preferred Stock of American Telesource International, Inc. as issued in

October 2000, including any supplements or amendments thereto, if any (the "Certificate of Designation").

5. **Releases**. The Parties shall execute and exchange releases in the form attached hereto as Exhibits A and B (the "Releases"). Exhibit A is the form of release from ATSI to the Rose Glen Defendants, and Exhibit B is the form of release from the Rose Glen Defendants to ATSI.

6. **Stipulation of Dismissal**. Counsel for the Parties will execute and exchange Stipulations of Dismissal with prejudice in the form attached hereto as Exhibits C and D with respect to the Delaware Action and New York Action, respectively. Plaintiff in the New York Action will promptly file the fully-executed Stipulation attached hereto as Exhibit D with the United States District Court for the Southern District of New York. After that Stipulation has been "so ordered" by the Court in New York, Plaintiff in the Delaware Action will promptly cause the fully-executed Stipulation attached hereto as Exhibit C to be filed with the Court of Chancery of the State of Delaware in and for New Castle County. The Stipulation shall not be filed in Delaware unless the order of dismissal, with the terms set forth in the attached form, has been entered in the New York Action.. No settlement will be deemed to have been reached or take effect and no release hereunder shall be effective unless and until both Stipulations have been "so ordered," and all state and federal claims in both actions have been dismissed with prejudice in their respective Courts.

7. **Third Party Claims**. For the purpose of limiting the liability of RGC or the other Rose Glen Defendants based on judgments, settlements or other resolutions in favor of ATSI (or any of the ATSI Releasors as defined in the Release hereunder) against The Shaar Fund, Ltd., Levinson Capital Management, Shaar Advisory Services, N.V., Marshall Capital Services, LLC, Jesup & Lamont Structured Finance Group, MG Security Group, Inc., Corporate Capital Management, Crown Capital Corporation, InterCaribbean Services, Ltd., Citco Funds Services, Luc Hollman, W.J. Langeveld, Sam Levinson, Hugo Van Neutegem, Declan Quilligan, Kenneth Gardner, Nathan Lihou, Trimark Securities, Inc. a/k/a Knight Trading Group, Inc. and John Does 1-50 (hereinafter referred to collectively as the "Third Parties") in the New York Action, or in any other action that may be commenced by ATSI or the ATSI Releasors, ATSI may secure the

release and discharge of RGC and the other Rose Glen Defendants in any resolution of proceedings with the Third Parties, or alternatively shall hold in escrow any money ATSI may have recovered from the Third Parties to satisfy any judgments, settlements or claims that a Third Party may have against RGC or the other Rose Glen Defendants for contribution, indemnification, or any other theory related to ATSI. Subject to the foregoing, (i) ATSI has no indemnification obligations other than as narrowly set forth in this Paragraph 7; and (ii) ATSI expressly reserves the remainder of any claim it might have against the Third Parties in the New York Action or any other action.

8. **Confidentiality**. The Parties acknowledge that they have not disclosed any of the terms of this Agreement, including the negotiations leading up to the settlement, to anyone other than the persons mentioned below, and agree not to disclose the terms of this Agreement or the fact of the Agreement to anyone else, including without limitation, any person, organization, corporation or other business entity, other than: (a) the Parties' attorneys; (b) the Parties' CPAs for accounting or tax reporting; (c) officers, directors, or employees of either Party who have a need to know, and who shall be bound by the execution of this Agreement by ATSI and the Rose Glen Defendants, as applicable; (d) investors of RGC; (e) governmental agencies as required by law or as otherwise required by securities laws applicable to publicly-traded companies; and (f) any person to whom such disclosure is required pursuant to court order or process, provided that ten (10) days advance written notice is given to the other Parties. Nothing herein shall prevent the Parties hereto from disclosing the fact that the dispute among the Parties has been resolved without disclosing any of the terms of the settlement or the negotiations leading up to the settlement or this Agreement. The Parties hereto each acknowledge and agree that the confidentiality of the terms of the settlement and of this Agreement is a material inducement to the Parties in entering into this Agreement. Notwithstanding the foregoing, furnishing an unmodified copy of the mutually acceptable disclosure language in the form attached hereto as Exhibit E, or substantially reciting or providing the terms therein, shall not constitute a breach of this Paragraph 8.

9. **Authority and Non-Assignment**. Each Party hereto represents that he, she or it has full power and authority to enter into this Agreement and to perform its obligations hereunder (including executing the Releases) and that the individuals executing this Agreement

and the Releases for and on behalf of the undersigned (and the ATSI Releasors and the RGC Releasors, as applicable) are fully empowered to bind such Party (and the ATSI Releasors and the RGC Releasors, as applicable) and are fully authorized to execute this Agreement and the Releases. RGC represents it has not transferred or assigned or purported to transfer or assign any Preferred Stock or Preferred Shares to any other person, company, or entity. RGC further represents it has not transferred or assigned or purported to assign any rights in the Certificate of Designation prior to the execution hereof. RGC additionally represents that no Preferred Stock or other purported rights under the Certificate of Designation has been encumbered or pledged to any third party. Except as to the assignment by ATSI to James Wes Christian and/or Christian, Smith & Jewell, L.L.P., its trial counsel in the New York Action in 2002, each Party also represents and warrants that he, she or it has not assigned, encumbered or in any way transferred all or any portion of any claim, cause of action or other matter released by them herein and pursuant to the Releases. ATSI additionally represents that it has received adequate assurances confirming that its trial counsel expressly relinquished any rights it may otherwise have had to pursue any claims, causes of action or other matter it has or may have raised in the New York Action or in any other action against the Rose Glen Defendants by signing the Stipulation of Dismissal attached hereto as Exhibit D and expressly incorporated herein. Each Party hereto acknowledges and agrees that the warranties and representations made by each Party in this paragraph are each an essential element of this Agreement, without which the consideration given herein would not have been given by any of them.

10. **No Admission of Liability**. The Parties each deny liability for any and all of the others' claims and potential claims asserted in the Delaware Action and the New York Action. It is understood and agreed that this is a compromise settlement of disputed claims and disputed potential claims and that neither this Agreement itself nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission of anyone's liability or responsibility for any wrongdoing of any kind. Specifically, ATSI's tender of the Cash Payment does not constitute an admission of any amount owing under the Preferred Stock certificates or pursuant to any other agreement or rights associated with the Preferred Stock held by RGC.

11. **Non-Disparagement**. No Party to this Agreement shall make any statements, opinions, assertions or allegations concerning the other Party which are negative, disparaging, defamatory or untrue.

12. **Fees and Costs**. As part of and in consideration for the execution of this Agreement, the Parties hereto each agree to waive any claims they may have against the other Party for any and all costs, expenses or attorney fees incurred which are related to the Delaware Action and the New York Action.

13. **Advice of Counsel**. Each Party hereto acknowledges and represents that, in effecting and executing this Agreement, they have received from legal counsel full legal advice as to their legal rights and that the individuals executing this Agreement on their behalf have read all of this Agreement and fully understand its contents and legal affect. The Parties further represent that they freely and voluntarily executed this Agreement after consulting with counsel.

14. **Representations**. Each Party hereto acknowledges and agrees that no representation, statement or promise not expressly set forth herein has been made by or on behalf of any of the other Parties hereto, by any other agents, servants, employees, representatives or attorneys, and that no representations, statements or promises that are not expressly set forth herein have been made or relied on by any Parties hereto. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, all other prior agreements, arrangements, or understandings, oral or written, are merged into and superseded by this Agreement.

15. **Severability**. If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that the purpose of this Agreement can still be carried out.

16. **Non-Waiver**. The failure by one Party to require performance of any provision shall not affect that Party's right to require performance at any time thereafter, nor shall a waiver of any breach or default of this Agreement constitute a waiver of any subsequent breach or default or a waiver of the provision itself.

17. **Applicable Law**. This Agreement shall be construed, interpreted, applied and enforced under and pursuant to the laws of the State of Delaware without regard to conflicts of laws principles. The Parties irrevocably consent to the exclusive jurisdiction of the Delaware Court of Chancery for New Castle County, with respect to any suit, action or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit, action or proceeding shall be determined in such Court. If the Delaware Court of Chancery in and for New Castle County declines to accept the foregoing jurisdiction, the Parties irrevocably consent to the exclusive jurisdiction of Federal District Court of Delaware, with respect to any suit, action or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit, action or proceeding shall be determined in such Court.

18. **Mutual Agreement**. The Parties, and each of them, have mutually negotiated and agreed to the terms, conditions and language contained in this Agreement. Therefore this Agreement shall not be interpreted against any Party or against the drafter.

19. **Binding on Heirs**. The Parties, and each of them, understand and expressly agree that this Agreement shall bind and inure to the benefit of their spouses, children, heirs, affiliates, employees, successors, predecessors, agents, attorneys, representatives and assigns, if any.

20. **Covenant Not To Sue**. At no time subsequent to the effectiveness of the applicable Release executed by a Party hereunder will such Party file, maintain, or cause or knowingly permit the filing or maintenance, in any state, federal or foreign administrative agency or any other tribunal, any charge, claim or action of any kind, nature and character whatsoever that has been released under this Agreement and the Releases attached hereto as Exhibits A and B. All Parties agree that this Agreement, together with the Releases hereunder, shall constitute a full and complete defense to and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted by any other Party, or any other person, firm, corporation, or organization on that Party's behalf,

wherein the claim concerns any matter which was released hereunder and pursuant to the Releases.

21. **Counterparts**. This Agreement may be executed in one or more counterparts, or duplicates of originals, all of which taken together shall constitute one and the same instrument.

22. **Titles and Captions**. Titles and captions contained in this Agreement are used for convenience or reference only and are not intended to and shall not in any way enlarge, define, limit, extend, or describe the rights or obligations of the Parties or affect the meaning or construction of this Agreement, or any provision hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date set forth below.

RGC INTERNATIONAL INVESTORS, LDC

By:______________________ Date:_

Its duly authorized officer,
Steve Katznelson, Director

ROSE GLEN CAPITAL MANAGEMENT, L.P.
By: RGC General Partner Corp.

By:______________________ Date:

Its duly authorized officer, Gerald F. Stahlecker.
Managing Director

______________________ Date:

Wayne D. Bloch

______________________ Date:

Gary S. Kaminsky

______________________ Date:

Steve Katznelson

ATSI COMMUNICATIONS, INC.

By:______________________ Date:______________

Art Smith
President

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date set forth below.

RGC INTERNATIONAL INVESTORS, LDC

By:______________________________ Date:

Its duly authorized officer,

ROSE GLEN CAPITAL MANAGEMENT, L.P.

By:______________________________ Date:

Its duly authorized officer,

______________________________ Date:

Wayne D. Bloch

______________________________ Date:

Gary S. Kaminsky

______________________________ Date:

Steve Katznelson

ATSI COMMUNICATIONS, INC.

By:______________________________ Date:________________

Art Smith
President

EXHIBIT B

Release from RGC International Investors, LDC and Affiliates to ATSI Communications, Inc.

RGC International Investors, LDC ("RGC"), Rose Glen Capital Management, L.P., Wayne D. Bloch, Gary S. Kaminsky and Steve Katznelson, and their respective corporate parents, subsidiaries, affiliates, heirs, executors, administrators, beneficiaries, predecessors, successors and assigns, and their respective past and present stockholders, directors, officers, partners, joint venturers, managers, employees, representatives, agents, attorneys (including but not limited to Wilmer, Cutler, Pickering, Hale and Dorr, LLP and Young Conaway Stargatt & Taylor, LLP) and insurers (hereinafter referred to collectively as "RGC Releasors"), unconditionally release and forever discharge ATSI Communications, Inc., and its corporate parents, subsidiaries, affiliates, predecessors, successors and assigns, and their respective past and present stockholders, directors, officers, partners, joint venturers, managers, employees, representatives, agents, attorneys (including but not limited to Langley & Banack, Peter Kilpatrick, R. Glen Ayers, Koerner Silberburg & Weiner, LLP, Maryann Peronti, Christian Smith & Jewell, James Wes Christian, Gary M. Jewell, Stephen R. Smith, Hanly Conroy Bierstein & Sheriden LLP, Proctor Heyman LLP, Kurt M. Heyman, Patricia Enerio, John M. O'Quinn & Associates LLP, and John M. O'Quinn) and insurers (hereinafter referred to collectively as "ATSI Releasees") of and from all past, present, and future legal or equitable claims (including any complaints, actions, causes of action, suits, demands, obligations, promises, undertakings, duties, accounts, or other controversies) for any liability, debts, costs, expenses, injuries, damages (whether compensatory, consequential, punitive, or exemplary), equitable remedies, attorneys' fees, or costs of any kind, nature or description whatsoever, relating in any way to any and all contacts and/or relationships among or involving the RGC Releasors and ATSI Releasees from the beginning of the world to the signing of this Agreement, including but not limited to the claims or allegations that were or could have been asserted in or have resulted from RGC International Investors, LDC v. ATSI Communications, Inc., Civil Action No. 2810-VCP, in the Court of Chancery of the State of Delaware in and for New Castle County and ATSI Communications, Inc. v. The Shaar Fund, LTD., et al., Case No. 02-CV-8726 (LAK) in the United States District Court for the Southern District of New York, affirmed, No. 05-5132-cv(CON) (2d. Cir). It is further agreed and understood that this Agreement is a full and final release of all claims as described herein whether known or

unknown, fixed or contingent, manifested or unmanifested. This Release is not intended to, and shall not, limit or release any rights or claims under the Settlement Agreement entered into simultaneously herewith.

RGC INTERNATIONAL INVESTORS, LDC

By:____________________________ Date:

Its duly authorized officer
Steve Katznelson, Director

ROSE GLEN CAPITAL MANAGEMENT, L.P.
By: RGC General Partner Corp.

By:____________________________ Date:

Its duly authorized representative Gerald F. Stahlecker
Managing Director

____________________________ Date:

Wayne D. Bloch

____________________________ Date:

Gary S. Kaminsky

____________________________ Date:

Steve Katznelson

unknown, fixed or contingent, manifested or unmanifested. This Release is not intended to, and shall not, limit or release any rights or claims under the Settlement Agreement entered into simultaneously herewith.

RGC INTERNATIONAL INVESTORS, LDC

By:______________________________ Date:

Its duly authorized officer

ROSE GLEN CAPITAL MANAGEMENT, L.P.

By:______________________________ Date:

Its duly authorized representative

______________________________ Date:

Wayne D. Bloch

______________________________ Date:

Gary S. Kaminsky

______________________________ Date:

Steve Katznelson